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                                Cash Transactions


                             CABCO TR for Bellsouth


April 15, 2003               Receipt of Interest on
                             BellSouth 6.75%                      $1,518,750.00

April 15, 2003               Funds Disbursed to
                             Holders of CABCO
                             Trust Certificates                   $1,518,750.00